SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 11, 2000

                                MEDICORE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                    0-6906              59-0941551
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(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)

      2337 West 76th Street, Hialeah, Florida             33016
     ----------------------------------------           ----------
     (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code (305) 558-4000
                                                        --------------

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Item 5.  Other Events

    On July 11, 2000, the board appointed Lawrence E. Jaffe to fill the vacancy in the Class 1 director category, the other Class 1 director being Peter D. Fischbein. Class 1 directors are to be considered for re-election by shareholders at the 2002 annual meeting. Mr. Jaffe is a member of the firm of Jaffe Freedman & Hait, LLC, and has been Secretary and counsel to the Company for many years.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired

         Not Applicable

     (b) Pro Forma Financial Information

         Not Applicable

     (c) Exhibits

         None


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                          /s/ Thomas K. Langbein
                                       By--------------------------------
                                          THOMAS K. LANGBEIN, Chairman
                                          of the Board, CEO and President

Dated:  July 20, 2000